August 10, 1999

                   DREYFUS PREMIER STATE MUNICIPAL BOND FUND

                           SUPPLEMENT TO PROSPECTUS

                             DATED AUGUST 28, 1998

   As of the date of this supplement, Stephen C. Kris no longer serves as a portfolio manager of the Florida Series and Georgia Series of the Fund. Douglas
J. Gaylor is hereby appointed primary portfolio manager of the Florida Series and A. Paul Disdier is hereby appointed primary portfolio manager of the Georgia Series.

   The second paragraph under the heading "Management of the Fund - Investment Adviser" should be replaced with the following:

   The Dreyfus Corporation supervises and assists in the overall management of the Fund' s affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The primary portfolio manager for each of the Connecticut and Virginia Series is Samuel J. Weinstock, who has held that position since August 1987 with respect to the Connecticut Series and August 1991 with respect to the Virginia Series, and has been employed by The Dreyfus Corporation since March 1987. The primary portfolio manager for each of the Florida Series, Maryland Series, Pennsylvania Series and Texas Series is Douglas J. Gaylor, who has held that position since August 1999 with respect to the Florida Series and since January 1996 with respect to each of the Maryland Series, Pennsylvania Series and Texas Series, and has been employed at The Dreyfus Corporation since January 1996. Prior to joining The Dreyfus Corporation, Mr. Gaylor was a Municipal Portfolio Manager at PNC Bank since September 1993. The primary portfolio manager for the Georgia Series is A. Paul Disdier, who has held that position since August 1999, and who has been employed by the Dreyfus Corporation since February 1988. The primary portfolio manager for each of the Massachusetts, Michigan, Minnesota, New Jersey, North Carolina and Ohio Series is W. Michael Petty, who has held that position since August 1997 and has been employed by The Dreyfus Corporation since June 1997. Prior to joining The Dreyfus Corporation, Mr. Petty was Vice President and a
portfolio manager of municipal bond funds at Merrill Lynch Asset Management, Inc. since 1992. The Fund' s other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research  services  for  the  Fund  and  for  other  funds  it advises through a
professional   staff   of   portfolio   managers   and   securities   analysts.

                                                                     PSTMBs0899

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